[EXHIBIT 10uu TO COLONIAL GAS COMPANY
              FORM 10-K FOR YEAR ENDING 12/31/93]


                                              Contract #:   800350


                        SERVICE AGREEMENT
                      FOR RATE SCHEDULE FT-1


     This Service Agreement, made and entered into this 1st day of October, 1993, by and between TEXAS EASTERN TRANSMISSION CORPORATION, a Delaware Corporation (herein called "Pipeline") and COLONIAL GAS COMPANY (herein called "Customer", whether one or more),

                      W I T N E S S E T H:

   WHEREAS,  the  Federal Energy Regulatory  Commission  required
Pipeline to restructure Pipeline's services to reflect compliance with Order Nos. 636, 636-A, and 636-B (collectively hereinafter referred to as "Order No. 636"); and

  WHEREAS, by order issued January 13, 1993 (62 FERC P61,015) and order issued April 22, 1993 (63 FERC P61,100), the Federal Energy Regulatory Commission accepted Pipeline's revised tariff sheets filed in compliance with Order No. 636 to become effective June 1, 1993, subject to certain conditions set forth in the April 22, 1993 order; and

   WHEREAS, CNG Transmission Corporation ("CNG") made its final Order No. 636 service elections on May 3, 1993 pursuant to the April 22, 1993 order and Pipeline filed revised tariff sheets to become effective June 1, 1993 in compliance with the April 22, 1993 order; and

  WHEREAS, Customer is also a customer of CNG; and

   WHEREAS,  CNG,  in compliance with Order No. 636  and  Federal
Energy Regulatory Commission orders issued in Docket No. RS92-21, is assigning its firm service rights on Pipeline directly to its customers; and

   WHEREAS, Customer's service rights hereunder are part of CNG's service rights being assigned to its customers; and

   WHEREAS, Pipeline and Customer now desire to enter into this Service Agreement to reflect the assignment of CNG's service rights to Customer;

   NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties do covenant and agree as follows:


                            ARTICLE I

                       SCOPE OF AGREEMENT

   Subject to the terms, conditions and limitations hereof, of Pipeline's Rate Schedule FT-1, and of the General Terms and Conditions, transportation service hereunder will be firm. Subject to the terms, conditions and limitations hereof and of Pipeline's Rate Schedule FT-1, Pipeline agrees to deliver for Customer's account quantities of natural gas up to the following quantity:

           Maximum Daily Quantity (MDQ)     1,996 dth

   Pipeline shall receive for Customer's account, at those points on Pipeline's system as specified in Article IV herein or available to Customer pursuant to Section 14 of the General Terms and Conditions (hereinafter referred to as Point(s) of Receipt) for transportation hereunder daily quantities of gas up to Customer's MDQ, plus Applicable Shrinkage. Pipeline shall transport and deliver for Customer's account, at those points on Pipeline's system as specified in Article IV herein or available to Customer pursuant to Section 14 of the General Terms and Conditions (hereinafter referred to as Point(s) of Delivery), such daily quantities tendered up to such Customer's MDQ.

   Pipeline shall not be obligated to, but may at its discretion, receive at any Point of Receipt on any day a quantity of gas in excess of the applicable Maximum Daily Receipt Obligation (MDRO), plus Applicable Shrinkage, but shall not receive in the aggregate at all Points of Receipt on any day a quantity of gas in excess of the applicable MDQ, plus Applicable Shrinkage. Pipeline shall not be obligated to, but may at its discretion, deliver at any Point of Delivery on any day a quantity of gas in excess of the applicable Maximum Daily Delivery Obligation (MDDO), but shall not deliver in the aggregate at all Points of Delivery on any day a quantity of gas in excess of the applicable MDQ.

  In addition to the MDQ and subject to the terms, conditions and limitations hereof, Rate Schedule FT-1 and the General Terms and Conditions, Pipeline shall deliver within the Access Area under this and all other service agreements under Rate Schedules CDS, FT-1, and/or SCT, quantities up to Customer's Operational Segment Capacity Entitlements, excluding those Operational Segment Capacity Entitlements scheduled to meet Customer's MDQ, for Customer's account, as requested on any day.


                           ARTICLE II
                        TERM OF AGREEMENT

    The  term  of  this  Service  Agreement  shall  commence   on
October 1, 1993 and shall continue in force and effect until 10/31/1999 and year to year thereafter unless this Service
Agreement is terminated as hereinafter provided. This Service Agreement may be terminated by either Pipeline or Customer upon five (5) years prior written notice to the other specifying a termination date of any year occurring on or after the expiration of the primary term. Subject to Section 22 of Pipeline's General Terms and Conditions and without prejudice to such rights, this Service Agreement may be terminated at any time by Pipeline in the event Customer fails to pay part or all of the amount of any bill for service hereunder and such failure continues for thirty
(30)  days after payment is due; provided, Pipeline gives  thirty
(30) days prior written notice to Customer of such termination and provided further such termination shall not be effective if, prior to the date of termination, Customer either pays such outstanding bill or furnishes a good and sufficient surety bond guaranteeing payment to Pipeline of such outstanding bill.

  THE TERMINATION OF THIS SERVICE AGREEMENT WITH A FIXED CONTRACT TERM OR THE PROVISION OF A TERMINATION NOTICE BY CUSTOMER
TRIGGERS PREGRANTED ABANDONMENT UNDER SECTION 7 OF THE NATURAL GAS ACT AS OF THE EFFECTIVE DATE OF THE TERMINATION. PROVISION OF A TERMINATION NOTICE BY PIPELINE ALSO TRIGGERS CUSTOMER'S RIGHT OF FIRST REFUSAL UNDER SECTION 3.13 OF THE GENERAL TERMS AND CONDITIONS ON THE EFFECTIVE DATE OF THE TERMINATION.

   Any portions of this Service Agreement necessary to correct or cash-out imbalances under this Service Agreement as required by the General Terms and Conditions of Pipeline's FERC Gas Tariff, Volume No. 1, shall survive the other parts of this Service Agreement until such time as such balancing has been accomplished.

                           ARTICLE III

                          RATE SCHEDULE

   This Service Agreement in all respects shall be and remain subject to the applicable provisions of Rate Schedule FT-1 and of the General Terms and Conditions of Pipeline's FERC Gas Tariff on file with the Federal Energy Regulatory Commission, all of which are by this reference made a part hereof.

    Customer shall pay Pipeline, for all services rendered hereunder and for the availability of such service in the period stated, the applicable prices established under Pipeline's Rate Schedule FT-1 as filed with the Federal Energy Regulatory Commission, and as same may hereafter be legally amended or superseded.

   Customer agrees that Pipeline shall have the unilateral right to file with the appropriate regulatory authority and make changes effective in (a) the rates and charges applicable to service pursuant to Pipeline's Rate Schedule FT-1, (b) Pipeline's Rate Schedule FT-1 pursuant to which service hereunder is rendered or (c) any provision of the General Terms and Conditions applicable to Rate Schedule FT-1. Notwithstanding the foregoing, Customer does not agree that Pipeline shall have the unilateral right without the consent of Customer subsequent to the execution of this Service Agreement and Pipeline shall not have the right during the effectiveness of this Service Agreement to make any filings pursuant to Section 4 of the Natural Gas Act to change the MDQ specified in Article I, to change the term of the service agreement as specified in Article II, to change Point(s) of Receipt specified in Article IV, to change the Point(s) of Delivery specified in Article IV, or to change the firm character of the service hereunder. Pipeline agrees that Customer may protest or contest the aforementioned filings, and Customer does not waive any rights it may have with respect to such filings.


                           ARTICLE IV

          POINT(S) OF RECEIPT AND POINT(S) OF DELIVERY

   The Point(s) of Receipt and Point(s) of Delivery at which Pipeline shall receive and deliver gas, respectively, shall be specified in Exhibit(s) A and B of the executed service agreement. Customer's Zone Boundary Entry Quantity and Zone Boundary Exit Quantity for each of Pipeline's zones shall be specified in Exhibit C of the executed service agreement.

   Exhibit(s) A, B and C are hereby incorporated as part of this Service Agreement for all intents and purposes as if fully copied and set forth herein at length.

                            ARTICLE V

                             QUALITY

   All natural gas tendered to Pipeline for Customer's account shall conform to the quality specifications set forth in
Section 5 of Pipeline's General Terms and Conditions. Customer agrees that in the event Customer tenders for service hereunder and Pipeline agrees to accept natural gas which does not comply with Pipeline's quality specifications, as expressly provided for in Section 5 of Pipeline's General Terms and Conditions, Customer shall pay all costs associated with processing of such gas as necessary to comply with such quality specifications. Customer shall execute or cause its supplier to execute, if such supplier has retained processing rights to the gas delivered to Customer, the appropriate agreements prior to the commencement of service for the transportation and processing of any liquefiable hydrocarbons and any PVR quantities associated with the processing of gas received by Pipeline at the Point(s) of Receipt under such Customer's service agreement. In addition, subject to the execution of appropriate agreements, Pipeline is willing to transport liquids associated with the gas produced and tendered for transportation hereunder.
                           ARTICLE VI

                            ADDRESSES

   Except as herein otherwise provided or as provided in the General Terms and Conditions of Pipeline's FERC Gas Tariff, any notice, request, demand, statement, bill or payment provided for in this Service Agreement, or any notice which any party may desire to give to the other, shall be in writing and shall be con sidered as duly delivered when mailed by registered, certified, or regular mail to the post office address of the parties hereto, as the case may be, as follows:

     (a) Pipeline:  Texas Eastern Transmission Corporation
                    5400 Westheimer Court
                    Houston, Texas  77056-5310

     (b) Customer:  COLONIAL GAS COMPANY
                    40 MARKET STREET
                    LOWELL, MA  01853


or such other address as either party shall designate by formal written notice.


                           ARTICLE VII

                           ASSIGNMENTS

   Any Company which shall succeed by purchase, merger, or consolidation to the properties, substantially as an entirety, of Customer, or of Pipeline, as the case may be, shall be entitled to the rights and shall be subject to the obligations of its predecessor in title under this Service Agreement; and either Customer or Pipeline may assign or pledge this Service Agreement under the provisions of any mortgage, deed of trust, indenture, bank credit agreement, assignment, receivable sale, or similar instrument which it has executed or may execute hereafter;
otherwise, neither Customer nor Pipeline shall assign this Service Agreement or any of its rights hereunder unless it first shall have obtained the consent thereto in writing of the other; provided further, however, that neither Customer nor Pipeline shall be released from its obligations hereunder without the consent of the other. In addition, Customer may assign its rights to capacity pursuant to Section 3.14 of the General Terms and Conditions. To the extent Customer so desires, when it releases capacity pursuant to Section 3.14 of the General Terms and Conditions, Customer may require privity between Customer and the Replacement Customer, as further provided in the applicable Capacity Release Umbrella Agreement.

                          ARTICLE VIII

                         INTERPRETATION

   The interpretation and performance of this Service Agreement shall be in accordance with the laws of the State of Texas without recourse to the law governing conflict of laws.

   This Service Agreement and the obligations of the parties are subject to all present and future valid laws with respect to the subject matter, State and Federal, and to all valid present and future orders, rules, and regulations of duly constituted authorities having jurisdiction.


                           ARTICLE IX

                CANCELLATION OF PRIOR CONTRACT(S)

   This Service Agreement supersedes and cancels, as of the effective date of this Service Agreement, the contract(s) between the parties hereto as described below:

                              NONE
  IN WITNESS WHEREOF, the parties hereto have caused this Service Agreement to be signed by their respective Presidents, Vice
 Presidents or other duly authorized agents and their respective corporate seals to be hereto affixed and attested by their respective Secretaries or Assistant Secretaries, the day and year first above written.

                         TEXAS EASTERN TRANSMISSION CORPORATION



                         By:  Diane T. Tom
                              Vice President

ATTEST:

Robert W. Reed

                         COLONIAL GAS COMPANY



                         By:  John P. Harrington
                              Vice President, Gas Supply

ATTEST:


Phyllis G. Semenchuk



                       EXHIBIT A, TRANSPORTATION PATHS
                 FOR BILLING PURPOSES, DATED OCTOBER 1, 1993
            TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE FT-1
         BETWEEN TEXAS EASTERN TRANSMISSION CORPORATION ("Pipeline")
                    AND COLONIAL GAS COMPANY ("Customer"),
                          DATED OCTOBER 1, 1993:



(1)  Customer's firm Point(s) of Receipt:


                        Maximum Daily
Point                 Receipt Obligation
of                     (plus Applicable   Measurement
Receipt  Description   Shrinkage) (dth)   Responsibilities  Owner  Operator


70028    SOUTHERN             6*          TX EAST TRAN    TX EAST  SOTHN
         NATURAL (FROM T.E.)                               TRN     NAT GAS
         - KOSCIUSKO, MS TO
         ATTALA CO., MS

70217    UNITED GAS           121*        UNIT GAS PL     UNIT GAS  UNIT GAS
         KOSCIUSKO, MS                                    PL        PL       PL
         ATTALA CO., MS

* Included in Firm Receipt Point entitlements as set forth in section 14 of Pipeline's General Terms and Conditions at the Kosciusko, Mississippi Point of Receipt.

(2) Customer shall have Pipeline's Master Receipt Point List ("MRPL"). Customer hereby agrees that Pipeline's MRPL as revised and published by Pipeline from time to time is incorporated herein by reference.

Customer hereby agrees to comply with the Receipt Pressure Obligation as set forth in Section 6 of Pipeline's General Terms and Conditions at such Point(s) of Receipt.

                                      Transportation
      Transportation Path           Path Quantity (Dth/D)

       M1 to M2                           1,996


SIGNED FOR IDENTIFICATION

PIPELINE:_____________________

CUSTOMER:  John P. Harrington

SUPERSEDES EXHIBIT A DATED:__________



         EXHIBIT B, POINT(S) OF DELIVERY, DATED OCTOBER 1, 1993,
          TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE FT-1
     BETWEEN TEXAS EASTERN TRANSMISSION CORPORATION ("Pipeline"), AND
                COLONIAL GAS COMPANY ("Customer"),
                       DATED OCTOBER 1, 1993:

                        Maximum
                         Daily
Point                   Delivery   Delivery     Measurement
of                     Obligation  Pressure     Responsi-
Delivery  Description    (dth)    Obligation    bilities    Owner   Operator

70004     CNG TRANS-              As provided   TX EAST     TX EAST TX EAST
          MISSION -               in Section 6  TRAN        TRAN    TRAN
          CLARINGTON,             of the Gen-
          OH MONROE               eral Terms
          CO., OH                 and Condi-
                                  tions of
                                  Pipeline's
                                  FERC Gas
                                  Tariff

70051     CNG TRANS-              As provided   TX EAST    TX EAST CNG TRANS
          MISSION -               in Section 6  TRAN       TRAN
          SOMERSET, PA            of the Gen-
          SOMERSET                eral Terms
          CO., PA                 and Condi-
                                  tions of
                                  Pipeline's
                                  Gas Tariff

70372     CNG TRANS-              At the oper-  TX EAST    TX EAST CNG TRANS
          MISSION -               ating pres-   TRAN       TRAN
          MOUNDS-                 sure exist-
          VILLE, WV               ing at the
          MARSHALL                point of
          CO., WV                 delivery

70450     CNG TRANS-              At the oper-  TX EAST    TX EAST CNG TRANS
          MISSION -               ating pres-   TRAN       TRAN
          SUMMERFIELD,            sure exist-
          OH NOBLE                ing at the
          CO., OH                 point of
                                  delivery

70471     CNG TRANS-              200 pounds    TX EAST    TX EAST CNG TRANS
          MISSION -               per square    TRAN       TRAN
          WOODSFIELD,             inch gauge
          OH MONROE
          CO., OH

70983     CNG TRANS-              300 pounds    CNG        CNG     CNG TRANS
          MISSION                 per square    TRANS      TRANS
          POWHATAN                inch gauge
          POINT, OH
          MONROE CO.,
          OH

72533     DAMSON                  At the oper-  PEOPLES    PEOPLES DAMSON
          (PEOPLES)               ating pres-   NG(PA)     NG(PA)  OIL
          MM - SOMER-             sure exist-
          SET, PA                 ing at the
          SOMERSET                point of
          CO., PA                 delivery

75037     CNG                     As provided   TX EAST    TX EAST CNG TRANS
          TRANSMISSION-           in Section 6  TRAN       TRAN
          WAYNESBURG,             of the Gen-
          PA(D70037)              eral Terms
          GREENE CO.,             and Condi-
          PA                      tions of
                                  Pipeline's
                                  FERC Gas
                                  Tariff

75082     TETCO -                 575 pounds    CNG        TX EAST CNG TRANS
          OAKFORD                 per square    TRANS      TRAN
          STORAGE, PA-            inch gauge
          (D70082/R76082)
          WESTMORELAND
          CO., PA

79921     COMPRESSOR              At any pres-  TX EAST    TX EAST CNG TRANS
          STATION 21A             sure pro-     TRAN       TRAN
          (UNIONTOWN)             vided by
          FAYETTE CO.,            Texas East-
          PA                      ern not to
                                  exceed 1,000
                                  pounds per
                                  square inch
                                  gauge


79849     CNG -          1,996        N/A           N/A       N/A      N/A
          COLONIAL
          GAS COMPANY
          FOR NOMINA-
          TION PUR-
          POSES


provided, however, that all service under this Service Agreement shall be within the limitations set forth in the Dispatching Agreement dated ___________________between Pipeline, Customer and CNG Transmission Corporation.



SIGNED FOR IDENTIFICATION

PIPELINE:_____________________

CUSTOMER:  John P. Harrington

SUPERSEDES EXHIBIT B DATED:__________________




       EXHIBIT C, ZONE BOUNDARY ENTRY QUANTITY AND ZONE BOUNDARY
  EXIT QUANTITY, DATED OCTOBER 1, 1993, TO THE SERVICE AGREEMENT UNDER
   RATE SCHEDULE FT-1 BETWEEN TEXAS EASTERN TRANSMISSION CORPORATION
       ("PIPELINE") AND COLONIAL GAS COMPANY ("CUSTOMER")
                    DATED OCTOBER 1, 1993:


                     ZONE BOUNDARY ENTRY QUANTITY
                                  Dth/D


FROM STX TO M1-TGC:         53

FROM ETX TO M1-24:         225

FROM ETX TO M1-TXG:         80

FROM WLA TO M1-TXG:         24

FROM WLA TO M1-TGC:         53

FROM ELA TO M1-30:       1,590

FROM M1-24 TO M2-24:       225

FROM M1-30 TO M2-30:     1,590

FROM M1-TXG TO M2-TXG:     105

FROM M1-TGC TO M2-TGC:     106



                   [END OF EXHIBIT 10uu TO COLONIAL GAS COMPANY
                      FORM 10-K FOR YEAR ENDING 12/31/93]